Exhibit 10.10.2
AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment dated as of the 24th day of September, 2002 by and between Smtek International, Inc., a Delaware corporation ("Company") and Comerica Bank, a Michigan banking corporation, ("Bank").
WITNESSETH:
WHEREAS, Company and Bank entered into a Credit Agreement dated
September 25, 2001, as amended by an Amendment dated December 21, 2001 and an Amendment dated May 1, 2002 ("Agreement").
WHEREAS, Company and Bank desire to amend the Agreement as set forth herein.
NOW, THEREFORE, the Company and the Bank agree as follows:
1. The following definitions set forth in Section 1 of the Agreement are amended to read in their entireties as follows:
"'Applicable Eurodollar Margin' shall mean three and one
half percent (3 1/2%).
"'Borrowing Base' shall mean as of any date of
determination, the sum of (a) eighty five percent (85%) of
Eligible Accounts plus (b) the lesser of (i) thirty percent (30%)
of Eligible Inventory and (ii) $4,000,000.
"'Applicable Prime Margin' shall mean three quarters of one
percent (3/4%)."
2. The following definition is added to Section 1 in alphabetical order:
"'Daily Reporting Event' shall be deemed to have occurred
if Availability is below $1,000,000 for five (5) days (whether or not consecutive) during any thirty (30) day period."
3. Section 8.1(c)(iv) of the Agreement is amended to read in its entirety as follows:
"(iv)	a borrowing base report, each in form acceptable to
Bank; provided however, at all times after the occurrence of the Daily Reporting Event, updated borrowing base reports shall be due each Business Day;"
4. Section 8.11 of the Agreement is amended to read in its entirety as follows:
"Maintain as of the end of each fiscal quarter an Adjusted
Tangible Net Worth of not less than the following amounts during the periods specified below:

	September 30, 2002 through December 30, 2002		$5,150,000
	December 31, 2002 through June 29, 2003			$4,500,000
	June 30, 2003 and thereafter					$6,000,000"

5. Section 8.12 of the Agreement is amended to read in its entirety as follows:
"Maintain as of the end of each fiscal quarter a ratio of
Total Debt to Adjusted Tangible Net Worth of not more than the following amounts during the periods specified below:
	September 30, 2002 through June 29, 2003			8.0 to 1.0
	June 30, 2003 and thereafter					6.5 to 1.0"

6. Section 8.15 of the Agreement is amended to read in its entirety as follows:
"Not permit during fiscal year 2003 a year to date loss of
greater than $1,800,000 and not permit the year end loss for fiscal year 2003 to be greater than $400,000."
7. Following the occurrence of the Daily Reporting Event, the remittance basis provisions of Sections 3.2 and 3.3 of the Security Agreements from Company and the Guarantors in favor of the Bank shall apply and any failure by Company or any of the Guarantors to comply with such remittance basis provisions shall be an Event of Default under the Agreement.
8. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections
7.1 through 7.5 and 7.7 through 7.12 (after, in the case of Section 7.9, giving effect to the formation of Smtek Santa Clara, Inc. and Smtek New England, Inc.) of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof;
(c) the continuing representations and warranties of Company set forth in
Section 7.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 8.1 of the Agreement; and (d) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Agreement, has occurred and is continuing as of the date hereof.
9. This Amendment shall be effective upon (i) execution of this
Amendment by Company and Bank, (ii) execution of the attached Affirmation by the Guarantors, and (iii) payment by Company to Bank of a non-refundable amendment fee in the amount of $15,000.
10. Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.
WITNESS the due execution hereof on the day and year first above written.
COMERICA BANK					SMTEK INTERNATIONAL, INC.


     /s/ Beth A. Brockmann               /s/ Kirk A. Waldron
By:_______________________________	By:_________________________________

     Vice President                      CFO
Its:_______________________________	Its:_________________________________

AFFIRMATION

The undersigned Guarantors acknowledge the foregoing amendment and ratify and confirm their obligations under their Guaranties dated September 25, 2001 and October 18, 2001, which Guaranties remain in full force and effect in accordance with their respective terms.
						SMTEK, INC.

		/s/ Kirk A. Waldron
	By:_________________________________
							Signature of Kirk A. Waldron
							Its:	Treasurer


						JOLT TECHNOLOGY, INC.

		/s/ Kirk A. Waldron
	By:_________________________________
							Signature of Kirk A. Waldron
							Its:	Treasurer


						TECHNETICS, INC.

		/s/ Kirk A. Waldron
	By:_________________________________
							Signature of Kirk A. Waldron
							Its:	Treasurer



						SMTEK SANTA CLARA, INC.


		/s/ Kirk A. Waldron
	By:_________________________________
							Signature of Kirk A. Waldron
							Its:	Treasurer


						SMTEK NEW ENGLAND, INC.

		/s/ Kirk A. Waldron
	By:_________________________________
							Signature of Kirk A. Waldron
							Its:	Treasurer











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